Earnings/(Loss) Per Share	12 Months Ended
Jun. 30, 2021
Earnings per share [abstract]
Earnings/(Loss) Per Share	EARNINGS/(LOSS) PER SHARE
Basic earnings/(loss) per share
Basic earnings/(loss) per share is calculated by dividing the net income attributable to shareholders by the weighted number of ordinary shares in issue during the year.

	2021	2020	2019
Ordinary shares in issue ('000)	616 052	603 143	539 841
Adjustment for weighted number of ordinary shares in issue ('000)	(5 582)	(61 306)	(12 974)
Weighted number of ordinary shares in issue ('000)	610 470	541 837	526 867
Treasury shares ('000)	(6 184)	(6 501)	(3 058)
Basic weighted average number of ordinary shares in issue ('000)	604 286	535 336	523 809

	SA Rand
	2021	2020	2019
Total net profit/(loss) attributable to shareholders (million)	5 087	(878)	(2 607)
Total basic earnings/(loss) per share (cents)	842	(164)	(498)

Diluted earnings/(loss) per share
For diluted earnings/(loss) per share, the weighted average number of ordinary shares in issue is adjusted to assume conversion of all potential dilutive ordinary shares as a result of share options granted to employees under the share option schemes in issue. A calculation is performed to determine the number of shares that could have been acquired at fair value, determined as the average annual market share price of the company's shares, based on the monetary value of the subscription rights attached to the outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the share options.

	2021	2020	2019
Weighted average number of ordinary shares in issue ('000)	604 286	535 336	523 809
Potential ordinary shares[1] ('000)	12 099	11 858	9 537
Weighted average number of ordinary shares for diluted earnings per share[1] ('000)	616 385	547 194	533 346

	SA Rand
	2021	2020	2019
Total diluted earnings/(loss) per share (cents)[2]	825	(166)	(500)
[1]    Due to the net loss attributable to shareholders in 2020 and 2019, the inclusion of the share options as potential ordinary shares had an anti-dilutive effect on the loss. The issue price and the exercise price of share options issued to employees include the fair value of any service to be supplied to the entity in the future under the share option or other share-based payment arrangement.
[2]    The dilution in 2020 and 2019 is as a result of the potential reduction in earnings attributable to equity holders of the parent company as a result of the exercise of the Tswelopele Beneficiation Operation (TBO) option. TBO contributed a profit and therefore the reduction in earnings attributable to Harmony would increase the loss and loss per share. Following the vesting of the option in December 2019, there has been no further impact.
Dividends

Accounting policy
Dividends declared are recognised in the period in which they are approved by the board of directors. Dividends are payable in South African Rand.

Cash flows from dividends paid are classified under financing activities in the cash flow statement.

•The board declared an interim ordinary dividend of 110 SA cents for the year ended 30 June 2021. R677 million was paid on 19 April 2021. No dividends were paid on ordinary shares by Harmony during the 2020 and 2019 financial years. In addition, dividend payments were made in 2021 and 2020 to the non-controlling interest holders in Tswelopele Beneficiation Operation of R7 million and R3 million, respectively.
•The board declared a final ordinary dividend of 27 SA cents for the year ended 30 June 2021, payable on 18 October 2021.
•Harmony declares an annual preference share dividend to the Harmony Gold Community Trust (the Trust). The board declared a preference dividend of R9 million and was paid to the Trust on 10 August 2021 (2020: R9 million on 6 August 2020).

	SA Rand
	2021	2020	2019
Dividend declared (millions)	677	—	—
Dividend per share (cents)	110	—	—